Exhibit 17

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 28, 2018] PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on [January 29, 2018] at the special meeting of shareholders of the Fund to be held on [March 28, 2018] or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on [March 28, 2018].

The Proxy Statement for this meeting is available at: [•]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
1(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 28, 2018] PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on [January 29, 2018] at the special meeting of shareholders of the Fund to be held on [March 28, 2018] or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on [March 28, 2018].

The Proxy Statement for this meeting is available at: [•]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
1(C).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. (the “Fund”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 28, 2018] PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on [January 29, 2018] at the special meeting of shareholders of the Fund to be held on [March 28, 2018] or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on [March 28, 2018].

The Proxy Statement for this meeting is available at: [•]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
2(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the fund in connection with the Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Bond Trust.	☐	☐	☐

2(B).	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the fund in connection with the Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Income Trust.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

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